SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  June 18, 1998



                             PERMANENT BANCORP, INC
             (Exact name of Registrant as specified in its Charter)



  Delaware                           0-23370              35-1908797
(State or other            (Commission File Number)       (IRS Employer
 jurisdiction of                                           Identification
 incorporation)                                            Number)



101 Southeast Third Street, Evansville, Indiana               47708
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:   (812) 428-6800




                                       N/A
          (Former name or former address, if changed since last report)

Item  5.  Other Events

     On June 18, 1998, Permanent Bancorp, Inc. issued the press release attached hereto as Exhibit 99 announcing the declaration of an increased cash dividend.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  Exhibit 99        Press Release

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PERMANENT BANCORP, INC.



Date:     June 18, 1998              By:    /s/ Donald P. Weinzapfel
         ------------------              ---------------------------
                                         Donald P. Weinzapfel
                                         Chairman of the Board,
                                         President and Chief Executive Officer

                                   Exhibit 99

Permanent
Bancorp, Inc., Holding Company for Permanent Federal Savings Bank


                                  NEWS RELEASE

Donald P. Weinzapfel
Chairman of the Board,                     FOR IMMEDIATE RELEASE
                                           ---------------------
President & Chief                              June 18, 1998
Executive Officer
Permanent Bancorp, Inc.
101 S.E. Third Street                      FOR FURTHER INFORMATION
                                           -----------------------
Evansville, IN 47708                           Robert A. Cern
812-428-6800                                   812/428-6804


            PERMANENT BANCORP, INC. DECLARES INCREASED CASH DIVIDEND

     EVANSVILLE, IN (NASDAQ: "PERM"), Permanent Bancorp, Inc., the parent corporation of Permanent Federal Savings Bank, has announced that it has declared a regular quarterly cash dividend of 6 cents per share. This is an increase from the previous quarter's dividend rate of 5 1/2 cents per share. The cash dividend will be payable on or about July 21, 1998 to stockholders of record on June 30, 1998. At March 31, 1998 the Corporation has assets of $439 million and stockholders' equity of $43 million. The Corporation's stock is quoted on the NASDAQ National Market under the ticker symbol "PERM". The Corporation's stock traded at $16.50 per share as of June 15, 1998. This quarterly dividend is the thirteenth consecutive quarterly dividend to be paid by the Company.

     The Company provides services and products through Permanent Federal Savings Bank. In addition to the seven Evansville locations, the Bank has branches in the communities of Newburgh, Jasper, Oakland City, and Fort Branch, Indiana. Through the Bank's subsidiary, Perma Service Corp., the Bank offers investment products through INVEST Financial Corporation as well as annuities and credit insurance products through its partnership in Family Financial Life Insurance Company. Perma Service Corp. also owns and operates Permanent Insurance Agency, Inc., a full service insurance agency in Evansville.